SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 31, 2011


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


         Colorado                       None                    20-2835920
----------------------------   ---------------------     ----------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)



                                20203 Highway 60
                           Platteville, Colorado 80651
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (970) 737-1073
                                                                 --------------

                                       N/A
                        --------------------------------
          (Former name or former address if changed since last report)

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Item 8.01.  Other Events

     Between December 2009 and March 2010, Synergy sold 180 Units at a price of $100,000 per Unit to private investors. Each Unit consisted of one $100,000 note and 50,000 Series C warrants. The notes could be converted into shares of Synergy's common stock, initially at a conversion price of $1.60 per share, at the option of the holder.

     As of March 31, 2011, all of the note holders had converted, or had agreed to convert, all $18,000,000 of the notes into 11,250,000 shares of Synergy's common stock.

     Synergy relied upon the exemption provided by Section 3(a)(9) of the Securities Act of 1933 in issuing these 11,250,000 shares.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2011


                                         SYNERGY RESOURCES CORPORATION


                                    By:  /s/ William E. Scaff, Jr.
                                         -------------------------------------
                                         William E. Scaff, Jr., Vice President

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